Retirement Plan	12 Months Ended
Dec. 31, 2012
Retirement Plan [Abstract]
Retirement Plan
Note 13 - Retirement Plan

We have implemented a 401(k) employee retirement plan. Under the terms of the plan, participants may elect to contribute a portion of their compensation, generally up to 60%, to the plan, subject to IRS Code Section 415 limitations. We match contributions up to 100% of the first 3% of a participant's compensation contributed to the plan and 50% of the next 2%. Employees are eligible to participate in the plan after three months of service as defined by the plan. For the years ended December 31, 2012 and 2011, we made matching contributions totaling $99,761 and $90,453, respectively.